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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported) February 19, 1996
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                            REGAL INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


       1-8334                                             75-1071589
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(Commission File Number)                       (IRS Employer Identification No.)


52/F Bank of China Tower, 1 Garden Road, Hong Kong
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (852) 2514-0300


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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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        The Board of Directors of the Registrant has elected to change its independent accountants from Pannell Kerr Forster of Texas P.C. ("Pannell Kerr") to Arthur Anderson & Co. The decision resulted from the fact that after February 19, 1996 the Registrant's sole operating subsidiary is located in China, a location where Arthur Andersen has greater resources in the Registrant's areas of operation, and a prior, ongoing business relationship with the Registrant. Although Pannell Kerr's report on the Registrant's audited financial statements for the fiscal year ended December 31, 1994 and 1995 contained a "going concern" qualification, the change in independent accountants is not related to such qualification or to any disagreement with Pannell Kerr.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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          (c)    Exhibits

          16.    Letter from Pennell Kerr Forster of Texas P.C. to the SEC.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 14, 1998                    REGAL INTERNATIONAL, INC.



                                         By:   /s/ Chung Cho Yee, Mico
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                                               Chung Cho Yee, Mico
                                               President






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